                                                                  EXHIBIT 10.1.2



                                 AMENDMENT NO. 2
                                       TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


         This AMENDMENT NO. 2 TO REVOLVING CREDIT AND TERM LOAN AGREEMENT dated as of November 19, 2001 (this "Amendment"), by and among DAVE & BUSTER'S, INC. ("D & B"), the Subsidiaries of D&B (D&B collectively with such subsidiaries, the "Borrowers"), FLEET NATIONAL BANK ("FNB"), the other lending institutions listed on Schedule 1 to the Credit Agreement (together with FNB, the "Banks"), FNB as administrative agent for the Banks (the "Agent") and Bank One, NA as documentation agent (the "Documentation Agent"), amends certain provisions of the Revolving Credit and Term Loan Agreement, dated as of June 30, 2000 among the Borrowers, the Banks, the Agent and the Documentation Agent (as amended and in effect from time to time, the "Credit Agreement"). Each capitalized term used herein without definition shall have the meaning assigned to such term in the Credit Agreement.

         WHEREAS, D&B has created a new subsidiary, D&B Leasing, Inc. (the "New Subsidiary");

         WHEREAS, pursuant to Section 9.17 of the Credit Agreement, the New Subsidiariy is required to become a Borrower under the Credit Agreement and party to the Security Documents;

         WHEREAS, the Borrowers, the Banks and the Agent have agreed to amend certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

         NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. JOINDER TO CREDIT AGREEMENT AND SECURITY DOCUMENTS. The New Subsidiary hereby joins the Credit Agreement and each of the Security Documents as a "Borrower" as defined therein as if it were an original signatory thereto, and further covenants and agrees that by its execution hereof it shall be bound by and shall comply with all the terms and conditions of the Credit Agreement and each of the Security Documents applicable to it as a Borrower.

         SECTION 2. AMENDMENT TO SECTION 1 - DEFINITIONS. Section 1 of the Credit Agreement is hereby amended as follows:

         (a) by deleting the table within the definition of the term "Applicable Margin" and substituting the following table therefor:

                                          REVOLVING CREDIT LOANS       TERM LOAN A                 TERM LOAN B
                                         ------------------------  --------------------     -------------------------
                                                      EURO-DOLLAR
                                          BASE        RATE LOANS    BASE    EURO-DOLLAR                   EURO-DOLLAR
                                          RATE        AND LETTERS   RATE       RATE         BASE RATE        RATE
 LEVEL              LEVERAGE RATIO        LOANS        OF CREDIT    LOANS      LOANS          LOANS          LOANS
--------        ---------------------    -------     ------------  -------  -----------     ----------    -----------
I                     < 1.25:1             0.75%        2.25%       0.75%       2.25%          1.75%          3.25%

II              > 1.25:1 and < 1.75:1      1.50%        3.00%       1.50%       3.00%          2.25%          3.75%
                -
III                   > 1.75:1             2.00%        3.50%       2.00%       3.50%          2.50%          4.00%
                      -

         (b) by further amending the definition of the term "Applicable Margin" by deleting the text of clause (a) in the second paragraph of such definition and substituting the following therefor:

         (a) for the period commencing on November 19, 2001 through the end of the current Rate Adjustment Period, the Applicable Margin shall be that percentage corresponding to Level II in the table above.

         (c) by deleting the text of the definition of the term "Leverage Ratio" in its entirety and substituting the following therefor:

         Leverage Ratio. As at the end of any fiscal quarter of the Borrowers, the ratio of (a) Consolidated Funded Indebtedness at such date (less, for purposes of calculating the Leverage Ratio as at the end of the fiscal quarter of the Borrower ending November 4, 2001, any Indebtedness to be repaid pursuant to Section 4.4.2.1 on November 19, 2001 with Net Cash Proceeds from Permitted Sale-Leasebacks received prior to November 19, 2001) to (b) Consolidated EBITDA for the period of the four (4) consecutive fiscal quarters then ending minus with respect to any Unit which was the subject of a Permitted Sale-Leaseback during such period, the difference between (i) the amount of rental expense which would have been incurred in respect of such Unit if such Permitted Sale-Leaseback had occurred immediately prior to the beginning of such four-quarter period (assuming the monthly rental rate for such Unit throughout such four-quarter period equaled the monthly rental rate in effect at the end of such period and (ii) the amount of rental expense actually incurred in respect of such Unit during such four-quarter period and already deducted in calculating Consolidated EBITDA for such period.

         SECTION 3. AMENDMENT TO SECTION 2 - RESTRICTION ON REVOLVING CREDIT USAGE. Section 2 of the Credit Agreement is hereby amended by inserting at the end thereof the following new Section 2.10:

                  2.10. RESTRICTION ON REVOLVING CREDIT USAGE. Notwithstanding anything to the contrary set forth herein, in the event that the Borrowers have prepaid Revolving Credit Loans as required pursuant to Sections 3.2 and 4.4.2 with Net Cash Proceeds received in connection with Permitted Sale-Leasebacks, (a) on or prior to April 30, 2002, the Borrowers shall not be permitted to reborrow under this Section 2 more than $6,000,000 of the amount so repaid from such proceeds without the prior written consent of those Banks holding in aggregate at least fifty-one percent (51%) of the Total Revolving Credit Commitment as in effect at such time and (b) after April 30, 2002, the Borrowers shall not be permitted to reborrow under this Section 2 more than $4,000,000 of the amount so repaid from such proceeds without the prior written consent of those Banks holding in aggregate at least fifty one percent (51%) of the Total Revolving Credit Commitment as in effect at such time.


         SECTION 4. AMENDMENT TO SECTION 3 - MANDATORY PREPAYMENT OF REVOLVING CREDIT LOANS. Section 3.2 of the Credit Agreement is hereby amended by inserting after the first sentence thereof the following new sentences:

         In addition to the mandatory prepayment required by the preceding sentence, the Borrowers shall also prepay the Revolving Credit Loans as required pursuant to Section 4.4.2. In the event that the Borrowers have prepaid Revolving Credit Loans as required pursuant to Section
         4.4.2 with Net Cash Proceeds received in connection with Permitted Sale-Leasebacks and thereafter have reborrowed under Section 2 more than $4,000,000 of the amount so repaid, then to the extent that the aggregate principal amount of the Revolving Credit Loans so reborrowed and still outstanding on April 30, 2002 exceeds $4,000,000, the Borrowers shall also repay on April 30, 2002 any Revolving Credit Loans in an aggregate principal amount equal to such excess. For purposes of calculating the outstanding principal amount of Revolving Credit Loans so reborrowed and outstanding on April 30, 2002, (i) any voluntary repayments of Revolving Credit Loans received by the Agent after such reborrowing shall be deemed to have been applied to repay such reborrowed Revolving Credit Loans and (ii) no mandatory prepayments required pursuant to Section 4.4.2 shall be deemed to have been applied to repay such reborrowed Revolving Credit Loans unless and until no other Revolving Credit Loans remain outstanding on April 30, 2002.

         SECTION 5. AMENDMENT OF SECTION 4.4.2.1 - MANDATORY PREPAYMENTS FROM NET CASH PROCEEDS. Section 4.4.2.1 of the Credit Agreement is hereby amended as follows:

         (a) by inserting after the word "then" at the beginning of the text following the comma at the end of clause (f) the parenthetical phrase "(except as provided otherwise in the next paragraph with respect to Existing Unit Permitted Sale-Leasebacks completed on or prior to April 15, 2002 and the Cleveland, Ohio New Unit Permitted Sale-Leaseback if completed on or prior to April 15, 2002)";

         (b) by inserting after the reference to "Section 4.4.2.1" in the sentence which begins "Any insurance proceeds, awards from taking or condemnation of properties or Net Cash Proceeds from the disposition of a New Unit Permitted Sale-Leaseback described in this Section 4.4.2.1 . . ." which appears in the text following the comma at the end of clause (f) the parenthetical phrase "(except Net Cash Proceeds from the disposition of the Cleveland, Ohio New Unit Permitted Sale-Leaseback if and to the extent that such Net Cash Proceeds are required to be applied as set forth in the next paragraph)"; and

         (c) by inserting after the text following the comma at the end of clause (f) the following new paragraph:

                  Notwithstanding anything to the contrary set forth above, if the Borrowers receive Net Cash Proceeds from any Existing Unit Permitted Sale-Leaseback completed on or prior to April 15, 2002 or from a New Unit Permitted Sale-Leaseback of the Cleveland, Ohio Unit if completed on or prior to April 15, 2002, the Borrowers shall, within three Business Days following such receipt (or if such receipt occurred prior to November 19, 2001, on or prior to November 26, 2001), apply:
         (x) with respect to the first $7,500,000 of such Net Cash Proceeds, (I) forty percent (40%) to prepay the Term Loans and (II) sixty percent (60%) to repay outstanding Revolving Credit Loans; (y) with respect to the next $17,500,000 of such Net Cash Proceeds, (I) eighty percent (80%) to prepay the Term Loans and (II) twenty percent (20%) to repay outstanding Revolving Credit Loans; and (z) with respect to any such Net Cash Proceeds in excess of $25,000,000, one hundred percent (100%) to prepay the Term Loans. No amount repaid with respect to a Term Loan may be reborrowed. The Revolving Credit Commitments shall not be reduced by the amounts required to be applied to prepay the Revolving Credit Loans pursuant to this paragraph; provided, however, that the Borrowers' right to reborrow the amount of the Revolving Credit Loans so repaid shall be restricted as set forth in Section 2.10. Notwithstanding anything to the contrary set forth in Section 4.4.2.3, the amount of the mandatory prepayments of the Term Loans required to be made pursuant to this paragraph shall be applied forty-five percent (45%) to repay the Term Loan A and fifty-five percent (55%) to repay Term Loan B subject to application pursuant to Section 4.4.2.4 if and to the extent that any Bank holding any portion of Term Loan B declines such prepayment. In the event that at the time of any repayment required pursuant to this paragraph, the aggregate principal amount of any outstanding Revolving Credit Loans is less than the amount which would otherwise be required to be applied to repay Revolving Credit Loans hereunder, such excess amount shall be applied to prepay the Term Loans as provided in this paragraph. All mandatory prepayments of Term Loan A or Term Loan B, as the case may be, shall be applied against the remaining scheduled installments of such Term Loan in the inverse order of their maturity. Any prepayment of any portion of the principal of either Term Loan or any Revolving Credit Loan shall include all interest accrued on such portion of such Term Loan or Revolving Credit Loan to the date of prepayment. The provisions of Section 6.9 shall apply to each prepayment pursuant to this paragraph. Within two Business Days after any Borrower receives any Net Cash Proceeds from any Existing Unit Permitted Sale-Leaseback completed on or prior to April 15, 2002 or from a New Unit Permitted Sale-Leaseback of the Cleveland, Ohio Unit if completed on or prior to April 15, 2002 (or if the receipt of such Net Cash Proceeds occurred prior to November 19, 2001, then on or prior to November 26, 2001), the Borrowers shall deliver to the Agent written notice of such receipt, which notice shall specify the amount of such Net Cash Proceeds then received, the aggregate amount of such Net Cash Proceeds received to date (inclusive of the amount then received), the portion of such Net Cash Proceeds then received which is to be applied to prepay the Revolving Credit Loans, Term Loan A and Term Loan B in accordance with the terms hereof and the repayment amount to be received by each Bank in respect of such Bank's Revolving Credit Loans, such Bank's Term A Commitment Percentage of the Term Loan A and/or such Bank's Term B Commitment Percentage of the Term Loan B, as applicable.

         SECTION 6. AMENDMENT OF SECTION 4.4.2.3 - APPLICATION OF PREPAYMENTS.
Section 4.4.2.3 of the Credit Agreement is hereby amended by inserting the phrase "Except as otherwise provided in the last paragraph of Section 4.4.2.1," at the beginning to the first sentence thereof and changing the first letter of the word "All" immediately following such phrase to lower case.

         SECTION 7. AMENDMENT OF SECTION 6 - INTEREST AFTER DEFAULT. Section
6.10.1 and Section 6.10.2 of the Credit Agreement are hereby amended by deleting the phrase "two percent (2%)" where it appears in each such section and substituting therefor the phrase "three percent (3%)".

         SECTION 8. AMENDMENT OF SECTION 9 - INSPECTION OF PROPERTIES AND BOOKS, ETC. Section 9 of the Credit Agreement is hereby amended by inserting the following new Section 9.9.4 at the end thereof:

                  9.9.4 OUTSIDE CONSULTANT. In the event that the comparative sales report prepared by the Borrowers in a manner consistent with past practice for the fourth quarter of Fiscal Year 2002 (ending February 2, 2002) indicates a decline of five percent (5%) or more in same Unit sales from the fourth quarter of Fiscal Year 2001, the Agent may, and upon the request of the Majority Banks shall, appoint an outside consultant to assist the Banks in analyzing the business and financial condition of the Borrowers and any proposals relating to this Credit Agreement, the Loans outstanding hereunder or the Borrowers' business. The Borrowers shall pay any fees, costs and expenses incurred by or payable to such consultant. Contemporaneously with the delivery to the Banks of the financial statements of the Borrowers required to be delivered pursuant to Section 9.4(b) for the fourth quarter of Fiscal Year 2002, the Borrower shall deliver to the Agent its comparative sales report for the fourth quarter of Fiscal Year 2002 prepared in a manner consistent with past practice and showing same Unit sales for the corresponding quarter of Fiscal Year 2001.

         SECTION 9. AMENDMENT OF SECTION 10.3 - LOANS TO EMPLOYEES. Section 10.3 of the Credit Agreement is hereby amended by deleting the text of Section 10.3(i) in its entirety and substituting in place thereof the following:

         (i) Investments consisting of loans and advances to employees in an aggregate amount not to exceed $500,000 at any time outstanding; provided that (x) other than loans or advances to employees for moving, entertainment, travel and other similar expenses incurred in the ordinary course of the Borrowers' business in an aggregate amount at any one time outstanding not to exceed $100,000, no new loans or advances shall be made to employees after November 19, 2001 until March 31, 2002, and (y) other than loans and advances permitted pursuant to clause (x) above, new loans or advances may not be made to employees after March 31, 2002 unless prior to making any such loan or advance, the Borrowers deliver to the Agent a certificate signed by a financial officer of the Borrowers demonstrating that at the time of making such loan or advance the sum of the (i) the Borrowers' cash on hand plus
         (ii) the amount by which the Total Revolving Credit Commitment exceeds the sum of (A) the Outstanding amount of Revolving Credit Loans plus
         (B) the Maximum Drawing Amount, plus (C) all Unpaid Reimbursement Obligations exceeds $6,000,000 after giving effect to any Investments then contemplated to be made under Section 10.3(i) and any Revolving Credit Loans to be advanced to finance such Investment;

         SECTION 10. AMENDMENT OF SECTION 11 - LEVERAGE RATIO. Section 11.1 of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and substituting the following therefor:

                  11.1 LEVERAGE RATIO. The Borrowers will not permit the Leverage Ratio, determined at the end of and for any period of four consecutive fiscal quarters of the Borrowers ending during any period described in the table below, to be greater than the ratio set forth opposite such period in the column labeled Unadjusted Ratio in such table; provided that for any period of four consecutive fiscal quarters of the Borrowers ending from and after the date on which the Borrowers receive Net Cash Proceeds in an aggregate amount in excess of $12,500,000 from Existing Unit Permitted Sale-Leasebacks and a New Unit Permitted Sale-Leaseback in respect to the Cleveland, Ohio Unit, the Borrowers will not permit the Leverage Ratio, determined at the end of and for such four quarter period to be greater than the ratio set forth below in the column labeled "Adjusted Ratio" opposite the period during which such four quarter period ends:

            Period                        Unadjusted       Adjusted
    (inclusive of end dates)                 Ratio           Ratio
    -----------------------               ----------       --------
Fiscal Year 2002 (ending 2/3/02)             2.00:1          1.75:1

Fiscal Year 2003 (ending 2/2/03)             1.75:1          1.50:1

Fiscal Year 2004 and thereafter              1.50:1          1.50:1



         SECTION 11. AMENDMENT OF SECTION 11.4 - CAPITAL EXPENDITURES AND NEW LEASES. Section 11.4 of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and substituting in place thereof the following:

                  11.4. NEW UNIT CAPITAL EXPENDITURES; NEW LEASES. The Borrowers will not, nor will they permit any of their Subsidiaries or Affiliates to (a) make aggregate New Unit Capital Expenditures in excess of $15,000,000 during any fiscal year, (b) permit more than one new Unit to open or become operational in the Fiscal Year 2003 of the Borrower,
         (c) permit any new Unit to open or become operational in any twelve
         (12) month period ending thereafter, without the prior written unanimous consent of the Banks, (d) make aggregate New Unit Capital Expenditures in excess of $12,500,000 in connection with any single Unit during such Unit's first full year of operation, (e) with respect to any single Unit opening in a particular fiscal year, expend more than the Per-Unit Start-Up Cost Cap in Consolidated Start-Up Costs in connection with such Unit, (f) commit to the construction, acquisition or opening of new Units at any time that the Leverage Ratio at the end of the most recently ended fiscal quarter for which the Borrowers' have delivered the Compliance Certificate exceeds the Incurrence Ratio, or
         (g) sign any new real property leases without the prior written unanimous consent of the Banks.

         SECTION 12. AMENDMENT OF SECTION 11 - MINIMUM EBITDA REQUIREMENT.
Section 11 of the Credit Agreement shall be amended by inserting the following new Section 11.5 at the end thereof:

                  11.5. MINIMUM CONSOLIDATED EBITDA. The Borrowers will not permit the sum of (i) Consolidated EBITDA for each fiscal quarter of the Borrowers specified in the table below plus (ii) to the extent deducted from Consolidated EBITDA of the Borrowers for such fiscal quarter, any rental expense incurred by the Borrowers in respect of each Unit which is the subject of a Permitted Sale-Leaseback transaction occurring after October 1, 2001 to be less than the minimum amount set forth opposite such fiscal quarter in the table below:


                                                  MINIMUM
                                               CONSOLIDATED
     FISCAL QUARTER                               EBITDA
     --------------                            ------------
Q4  -FY 2002 (ending 2/3/02)                    $15,750,000

Q1 - FY 2003                                    $14,250,000

Q2 - FY 2003                                    $11,500,000

Q3 - FY 2003                                    $ 9,500,000

Q4 - FY 2003 (ending 2/2/03)                    $16,000,000


         SECTION 13. AMENDMENT TO SCHEDULE 8.18. Schedule 8.18 to the Credit Agreement is hereby amended by deleting such Schedule 8.18 in its entirety and substituting in place thereof the Schedule 8.18 attached to this Amendment and made a part hereof.

         SECTION 14. AFFIRMATION AND ACKNOWLEDGMENT. Each Borrower hereby ratifies and confirms all of its Obligations to the Banks and the Agent, including, without limitation, the Loans, and the Borrowers hereby affirm their joint and several absolute and unconditional promise to pay to the Banks the Loans, the Reimbursement Obligations, and all other amounts due under the Credit Agreement as amended hereby. Each Borrower hereby confirms that the Obligations are and remain secured pursuant to the

Security Documents and pursuant to all other instruments and documents executed and delivered by each Borrower as security for the Obligations.

         SECTION 15. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Banks and the Agent as follows:

         (a) The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations and agreements under this Amendment and the Credit Agreement as amended hereby are within the corporate authority of such Borrower, have been duly authorized by all necessary corporate proceedings on behalf of such Borrower, and do not and will not contravene any provision of law, statute, rule or regulation to which such Borrower is subject or any of such Borrower's charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon such Borrower.

        (b) Each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding joint and several obligation of each Borrower, enforceable in accordance with its respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights.

         (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by each Borrower of this Amendment and the Credit Agreement as amended hereby.

         (d) The representations and warranties contained in Section 8 of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date.

         (e) Each Borrower has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

         SECTION 16 EFFECTIVENESS. This Amendment shall become effective on November 19, 2001 upon the satisfaction of the following conditions precedent:

                  SECTION 16.1. MAJORITY BANK APPROVAL. Each section of this Amendment other than the sections specified in Section 16.2 shall become effective upon the written consent of the Borrowers and the written consent of the Majority Banks.

                  SECTION 16.2. UNANIMOUS BANK APPROVAL. Sections 4, 5 and 6 hereof shall become effective upon the written consent of the Borrowers and the written consent of each of the Banks.

                  SECTION 16.3. JOINDER DOCUMENTS. The New Subsidiary shall duly execute and deliver to the Agent allonges to each of the Revolving Credit Notes and the Term Notes, an Agency Account Agreement, and certificates of insurance, in form and substance reasonably satisfactory to the Agent. D&B shall deliver to the Agent to be held under the Stock Pledge Agreement as security for the Obligations, stock certificates representing all of the issued and outstanding capital stock of the New Subsidiary, together with stock powers duly executed in blank in form and substance reasonably satisfactory to the Agent for the New Subsidiary.

                  SECTION 16.4. AMENDMENT FEES. The Borrowers shall have paid to the Agent, for the account of each Bank, an amendment fee in an amount equal to one fifteenth of one percent (0.15%) of the sum of each such Bank's Revolving Credit Commitment on November 1, 2001 plus the aggregate principal amount of such Bank's Term Loans outstanding on November 1, 2001.

                  SECTION 16.5. CORPORATE ACTION. All corporate action necessary for the valid execution, delivery and performance by the New Subsidiary of this Amendment and each of the other related documents to which it is or is to become a party, shall have been duly and effectively taken, and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent.

                  SECTION 16.6. CERTIFIED COPIES OF CHARTER DOCUMENTS; GOOD STANDING. The Agent shall have received from the New Subsidiary (i) a certified copy of its charter documents and by-laws and (ii) a good standing certificate for the New Subsidiary issued by the secretary of state of the jurisdiction under the laws of which such New Subsidiary is incorporated.

                  SECTION 16.7. INCUMBENCY CERTIFICATE. The Agent shall have received from the New Subsidiary an incumbency certificate, dated as of the date of this Amendment, signed by a duly authorized officer of the New Subsidiary, and giving the name and bearing a specimen signature of each individual who shall be authorized: (i) to sign, in the name and on behalf of the New Subsidiary, this Amendment; (ii) to make Revolving Credit Loan Requests and Conversion Requests and to apply for Letters of Credit; and (iii) to give notices and to take other action on its behalf under the Loan Documents.

                  SECTION 16.8. VALIDITY OF LIENS. The Security Documents shall be effective to create in favor of the Agent for the benefit of the Banks and the Agent a legal, valid and enforceable first (except for Permitted

         Liens entitled to priority under applicable law) security interest in and lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Agent to protect and preserve such security interests shall have been duly effected. The Agent shall have received evidence thereof in form and substance satisfactory to the Agent.

                  SECTION 16.9. PERFECTION CERTIFICATES AND UCC SEARCH RESULTS. The Agent shall have received from the New Subsidiary a completed and fully executed Perfection Certificate.

                  SECTION 16.10. LEGAL OPINIONS. The Agent shall have received or made arrangements for the receipt within thirty days following the execution and delivery of this Amendment of a legal opinion from legal counsel to the New Subsidiary, which legal opinion shall be in form and substance satisfactory to the Agent. In the event that the Agent does not receive such legal opinion contemporaneously with the execution and delivery of this Amendment, the failure of the Agent to receive such a legal opinion within thirty days thereafter shall be considered an Event of Default under the Credit Agreement.

                  SECTION 16.11. NO MATERIAL ADVERSE CHANGE. The Majority Banks shall be satisfied that there shall have occurred no material adverse change in the business, operations, assets, management, properties, financial condition, income or prospects of the Borrowers and their Subsidiaries taken as a whole since February 4, 2001.

                  SECTION 16.12.  REPRESENTATIONS TRUE; NO EVENT OF DEFAULT.

                  Each of the representations and warranties of any of the Borrowers and their Subsidiaries contained in this Amendment, the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Amendment or the Credit Agreement shall be true as of the date as of which they were made (except to the extent of changes resulting from transactions contemplated or permitted by this Amendment or the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

                  SECTION 16.13. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Amendment and all other documents incident hereto shall be reasonably satisfactory in substance and in form to the Agent.

                  SECTION 17. MISCELLANEOUS PROVISIONS.

         (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) This Amendment is intended to take effect as an agreement under seal and shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.

         (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (d) Each Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including legal fees).

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.



                                          DAVE & BUSTERS, INC.



                                          By:  /s/ Charles Michel
                                             ----------------------------------
                                             Name:  Charles Michel
                                             Title: CFO

                                          DAVE & BUSTER'S I, L.P.

                                          By: DAVE & BUSTER'S, INC.,
                                              as general partner



                                          By:  /s/ Charles Michel
                                             ----------------------------------
                                             Name:  Charles Michel
                                             Title: Treasurer


                                          DAVE & BUSTER'S OF ILLINOIS, INC.



                                          By:  /s/ Charles Michel
                                             ----------------------------------
                                             Name:  Charles Michel
                                             Title: Treasurer

                                          DAVE & BUSTER'S OF GEORGIA, INC.



                                          By:  /s/ Charles Michel
                                             ----------------------------------
                                             Name:   Charles Michel
                                             Title:  Treasurer

                                          DAVE & BUSTER'S OF PENNSYLVANIA, INC.



                                          By:  /s/ Charles Michel
                                             ----------------------------------
                                             Name:  Charles Michel
                                             Title: Treasurer

                                          DANB TEXAS, INC.



                                          By:  /s/ Charles Michel
                                             ----------------------------------
                                             Name:  Charles Michel
                                             Title: Treasurer

                                          DAVE & BUSTER'S OF MARYLAND, INC.



                                          By:  /s/ Charles Michel
                                             ----------------------------------
                                             Name:  Charles Michel
                                             Title: Treasurer

                                          DAVE & BUSTER'S OF CALIFORNIA, INC.



                                          By:  /s/ Charles Michel
                                             ----------------------------------
                                             Name:  Charles Michel
                                             Title: Treasurer

                                          DAVE & BUSTER'S OF COLORADO, INC.



                                          By:  /s/ Charles Michel
                                             ----------------------------------
                                             Name:  Charles Michel
                                             Title: Treasurer

                                          DAVE & BUSTER'S OF NEW YORK, INC.



                                          By:  /s/ Charles Michel
                                             ----------------------------------
                                             Name:  Charles Michel
                                             Title: Treasurer

                                          DAVE & BUSTER'S OF FLORIDA, INC.



                                          By:  /s/ Charles Michel
                                             ----------------------------------
                                             Name:  Charles Michel
                                             Title: Treasurer

                                          DAVE & BUSTER'S OF PITTSBURGH, INC.



                                          By:  /s/ Charles Michel
                                             ----------------------------------
                                             Name:  Charles Michel
                                             Title: Treasurer

                                          DAVE & BUSTER'S OF HAWAII, INC.



                                          By:  /s/ Charles Michel
                                             ----------------------------------
                                             Name:  Charles Michel
                                             Title: Treasurer

                                          D&B REALTY HOLDING, INC.



                                          By:  /s/ Charles Michel
                                             ----------------------------------
                                             Name:  Charles Michel
                                             Title: Treasurer

                                          D&B LEASING, INC.



                                          By:  /s/ Charles Michel
                                             ----------------------------------
                                             Name:  Charles Michel
                                             Title: Treasurer

                                          FLEET NATIONAL BANK, individually and
                                          as Agent



                                          By:    /s/ J. Nicholas Cole
                                             ----------------------------------
                                             Name:  J. Nicholas Cole
                                             Title: Managing Director

                                          BANK OF AMERICA, N.A.



                                          By:  /s/ Santiago Marchant
                                             ----------------------------------
                                             Name:  Santiago Marchant
                                             Title:    Senior Vice President

                                          BANK ONE, NA
                                          (MAIN OFFICE, CHICAGO, ILLINOIS)



                                          By:  /s/ Wyatt Dickson
                                             ----------------------------------
                                             Name:  Wyatt Dickson
                                             Title: Vice President

                                          GUARANTY BANK



                                          By:  /s/  Robert S. Hays
                                             ----------------------------------
                                             Name:  Robert S. Hays
                                             Title: Senior Vice President

                                          TRANSAMERICA EQUIPMENT FINANCIAL
                                          SERVICES CORPORATION



                                          By:  /s/ R.E. Linn
                                             ----------------------------------
                                             Name:  R.E. Linn
                                             Title: VP Region Credit Mgr

                                          THE FROST NATIONAL BANK



                                          By:  /s/ Chris W. Holder
                                             ----------------------------------
                                             Name:  Chris W. Holder
                                             Title: Senior Vice President

                                    HELLER FINANCIAL LEASING, INC.



                                    By:   /s/ Suzanne Stafford for Ron E. Lis
                                       ----------------------------------------
                                       Name:  Robert E. Lis
                                       Title: Vice President, Portfolio Manager

                                          ORIX FINANCIAL SERVICES, INC.



                                          By:   /s/ Terry Standifer
                                             ----------------------------------
                                             Name:  R. Terry Standifer
                                             Title: Vice President